UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2019

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000 San Diego, California 92126-4202 (Address of Principal Executive Offices) (858) 549-6340 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value per share	RFIL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On September 9, 2019, RF Industries, Ltd. (the “Company”) held its Annual Meeting at the offices of CohnReznick, LLP, 11452 El Camino Real, Suite 100, San Diego, CA 92130. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on July 29, 2019. At the Annual Meeting, 7,999,529 shares, or approximately 85.46% of all outstanding shares of common stock, were present either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

•	Proposal 1: to elect Robert Dawson and Sheryl Cefali to the Company’s Board of Directors as Class III directors, for a three-year term expiring at the 2022 Annual Meeting;

•	Proposal 2: an advisory vote of the frequency of future advisory votes on compensation of the Company’s named executive officers;

•	Proposal 3: a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;

•	Proposal 4: a proposal to ratify CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019.

Voting Results

Proposal 1: Robert Dawson and Sheryl Cefali were elected as directors on the following vote:

•	Robert Dawson was elected with 4,491,522 “FOR” votes and 268,866 “WITHHELD” votes;

•	Sheryl Cefali was elected with 4,481,610 “FOR” votes and 278,778 “WITHHELD” votes.

In addition, there were 3,239,141 broker non-votes in connection with this proposal.

Proposal 2: The advisory vote on the frequency of the advisory votes on the compensation of our named executive officers, the voting was 4,282,292 votes for ONE year, 28,054 votes for TWO years, and 421,855 votes for THREE years. In addition, 28,187 shares abstained from voting on this proposal, and there were 3,239,141 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 4,434,409 “FOR” votes, 295,089 “AGAINST” votes and 30,890“ABSTAIN” votes. There were 3,239,141 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 7,880,852“FOR” votes, 29,506 “AGAINST” votes and 89,171 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

As previously reported above, at the Annual Meeting the Company’s stockholders recommended, on an advisory basis, that the Company include a stockholder advisory vote on executive compensation in the Company’s proxy materials every year. At the Board of Directors meeting held on September 9, 2019 immediately following the Annual Meeting, the Company’s Board of Directors decided to follow the stockholders’ recommendation and to include on an annual basis the stockholder say-on-pay advisory vote on the compensation of the named executive officers in future proxy statements until the next required vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 11, 2019	By:	/s/ Robert Dawson
Robert Dawson
President and Chief Executive Officer